                                                                   Exhibit 99.2






                    [Independence Community Bank Corp. Logo]

                                  Merger with

                      [Broad National Bancorporation Logo}

                                February 1, 1999

FORWARD LOOKING INFORMATION

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Independence Community Bank Corp. ("Independence") and Broad National Bancorporation ("Broad") and assuming the consummation of the merger, a combined Independence and Broad, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger; and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increase significantly; (iv) costs related to the integration of the business of Independence and Broad are greater than expected; (v) changes in the interest rate environment reduces interest margins; (vi) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (vii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and
(viii) changes may occur in the securities market.

[INDEPENDENCE COMMUNITY BANK CORP LOGO]     [BROAD NATIONAL BANCORPORATION LOGO]

                              TRANSACTION SUMMARY

TRANSACTION:                  Merger of Independence Community
                              ("Independence") and Broad National ("Broad")

ACCOUNTING TREATMENT:         Purchase (goodwill amortized over approximately
                              15 years straight-line)

CONSIDERATION MIX:            50% cash/50% stock with all shares to be issued
                              in transaction to be repurchased

TRANSACTION VALUE:            $26.50 per Broad share or $138 million in
                              aggregate consideration

MARKET PREMIUM:               18% based on Broad's closing price on 1/29/99

MANAGEMENT:                   Broad CEO, Donald Karp, becomes Vice Chairman
                              of Independence and joins the Board of Directors
                              Broad COO, Jack Dorman, becomes President of the
                              Broad division of Independence

IMPLIED EXCHANGE RATIO:       1.767x on stock portion(1)


---------------
(1) Based on Independence's closing stock price on January 29, 1999.


[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

PRICING COLLAR:                      Independence will deliver $26.50 per Broad
(stock portion of consideration)     share based on Independence prices between
                                     $12.75 and $17.25

WALKAWAY:                            Approximately a 31% absolute decline in
                                     Independence's price (cannot fall below
                                     $10.34) and a 15% decline relative to an index of banks and thrifts; Independence, at its option, can increase the exchange value to complete the transaction

SYNERGIES:                           $5.4 million pre-tax (approximately 22%
                                     of Broad's operating expenses)

RESTRUCTURING CHARGE:                Approximately $11.2 million after-tax

TERMINATION FEE:                     $6.5 million

DUE DILIGENCE:                       Completed

EXPECTED CLOSING:                    Late second/early third quarter calendar
                                     1999


[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

STRATEGIC RATIONALE

     * LOGICAL EXTENSION OF INDEPENDENCE'S FRANCHISE INTO NEW JERSEY

       - Geographic and revenue diversification

     * FINANCIALLY ATTRACTIVE

       - 1% accretive to GAAP EPS in fiscal year ended March 31, 2001

       - 11% accretive to cash EPS in fiscal year ended March 31, 2001

       - IRR in excess of Independence's cost of capital

     * LOW RISK TRANSACTION NOT DEPENDENT ON AGGRESSIVE SYNERGIES

       - Conservative expense savings assumptions and no revenue enhancements factored in

       - Successful acquisition history at Independence

     * ENHANCES INDEPENDENCE'S "BANK-LIKE" PROFILE

       - Stable, low-cost core deposit base

       - High yielding loan portfolio

[INDEPENDENCE COMMUNITY BANK CORP LOGO]     [BROAD NATIONAL BANCORPORATION LOGO]

     * COMPLEMENTARY BUSINESS STRATEGIES

       - Community-based banking philosophies at both institutions

       - C&I and commercial real estate lending at Broad

       - Multi-family platform at Independence

     * PURCHASE ACCOUNTING ALLOWS INDEPENDENCE TO CONTINUE, SUBJECT TO CERTAIN LIMITATIONS, ITS EXISTING SHARE REPURCHASE PROGRAM

     * EFFECTIVE LEVERAGING OF INDEPENDENCE'S EXCESS CAPITAL FROM CONVERSION


[INDEPENDENCE COMMUNITY BANK CORP LOGO]     [BROAD NATIONAL BANCORPORATION LOGO]

ATTRACTIVE PRICING

Purchase Price per Share             $26.50

Shares Outstanding                   5.22 million

Aggregate Consideration              $138 million

                                      INDEPENDENCE/BROAD                COMPARABLE
                                           MULTIPLES                  TRANSACTIONS(a)
Price/Market Value (1 day prior)             18.11%                         33.94%

Price/Book Value                              3.04x                          3.23x

Price/Tangible Book                           3.05x                          3.24x

Price/LTM Earnings                           18.29x                         26.32x

Deposit Premium                              16.18%                         26.40%

-----------------
(a) Average multiples for Mid-Atlantic bank transactions between $50 million and $250 million announced in 1997 and 1998.
    Source: SNL Securities L.P.



[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

OVERVIEW OF BROAD NATIONAL

* HEADQUARTERS:               Newark, New Jersey

* HISTORY:                    Founded in 1925
                              Oldest and largest banking institution
                              headquartered in Newark

* TICKER/EXCHANGE:            BNBC/NASDAQ
                              BNBCP/NASDAQ (Trust Preferred Stock)

* SENIOR MANAGEMENT:          Chairman & CEO -- Donald M. Karp
                              President & COO -- John A. Dorman

* CORE BANKING MARKETS:       Operates in several northern New Jersey metro
                              markets:
                              - Newark (New Jersey's largest city)
                              - Jersey City
                              - Elizabeth

* PRIMARY BUSINESSES:         Commercial real estate lending
                              Commercial banking

* EMPLOYEES:                  240

* BRANCHES:                   16 full-service branches

* ATMs:                       14 (including 4 at Newark Airport)
                              Formed alliance with Continental Airlines to provide ATM services at Newark Airport terminal



[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

OVERVIEW OF BROAD NATIONAL -- STRONG PROFITABILITY AND GROWTH
(DOLLARS IN MILLIONS)

                                   FOR THE YEAR ENDED DECEMBER 31 (AS STATED)

                              ------------------------------------------------------
                               1998           1997            1996             1995
                             -------        -------         -------           ------
Total Assets                 $685           $602            $534              $481
Gross Loans                   360            323             287               267
Deposits                      575            518             485               430
Total Equity                   45             39              38                35
Net Income                    8.0            6.4             5.3               4.4
Equity/Assets                6.53%          6.52%           7.19%              7.18%
ROAA                         1.28%          1.13%           1.05%              0.97%
ROAE                        19.20          16.33           14.58              13.52
Efficiency Ratio            61.81          61.18           66.28              70.48
Net Interest Margin          4.59           4.70            5.05               5.59
Reserves/NPLs(a)           396.06%        144.63%          87.65%             72.47%
NPAs/Assets(a)               0.35           0.91            1.98               2.28
Reserves/Loans               2.29           2.16            2.97               2.77

-----------------------
(a)Excludes restructured loans.

[INDEPENDENCE COMMUNITY BANK CORP LOGO]     [BROAD NATIONAL BANCORPORATION LOGO]

PRO FORMA BRANCH FRANCHISE - NATURAL GEOGRAPHIC EXPANSION




[Map depiction of Independence Community Bank Corp. and Broad National Bancorporation branch locations in New York City's metropolitian Area]


[INDEPENDENCE COMMUNITY BANK CORP. LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

WELL POSITIONED IN KEY METRO MARKETS

               Kings County (Brooklyn)                      Queens County                            Essex County (Newark)
        ------------------------------------     ------------------------------------       -------------------------------------
                           Deposits   Market                        Deposits   Market                           Deposits   Market
 Rank      Institution      ($000)     Share        Institution      ($000)     Share          Institution       ($000)     Share
 ----   -----------------  --------   ------     -----------------  --------   ------       -----------------   --------   ------
  1     Chase Manhattan    $4,212     16.9%      Chase Manhattan    $4,330      15.2%          First Union      $3,378      27.1%
  2     Dime Bancorp        4,105     16.5       Astoria Financial   3,071      10.6           PNC Bank          1,358      10.9
  3     Republic New York   3,670     14.8       Citigroup           2,961      10.4           Summit Bancorp    1,277      10.3
  4     GreenPoint          2,903     11.7       GreenPoint          2,310       8.1           Valley National     761       6.1
  5     Citigroup           2,118      8.5       North Fork          1,564       5.5           Hudson City SB      717       5.8
  6     Independence        1,885      7.6       Republic New York   1,173       4.1           PennFed Financial   627       5.0
  7     Astoria Financial   1,337      5.4       Haven Bancorp       1,041       3.7           Investors Bancorp   554       4.5
  8     Popular               561      2.3       Ridgewood Svngs     1,030       3.6           Sovereign Bancorp   551       4.4
  9     Roslyn Bancorp        468      1.9       Queens County         995       3.5           Provident SB        453       3.6
 10     North Fork            453      1.8       HSBC Holdings         888       3.1           Broad               390       3.1
 11     Emigrant Bancorp      451      1.8       Independence          847       3.0           Fleet Financial     376       3.0
 12     Dime Community        425      1.7       JSB Financial         785       2.8           Chase Manhattan     258       2.1

_______________
* Data as of June 30, 1997. Pro forma for pending acquisitions.
  Source: SNL Securities, L.P.

[Independence Community Bank Corp Logo]    [Broad National Bancorporation Logo]

SIMILAR MARKET DEMOGRAPHICS

                                               BROAD           INDEPENDENCE
                                             MARKETS(a)         MARKETS(b)
                                             ----------        ------------
Total Population                             3,354,615          8,685,150

Total Deposits (millions)                    $79,803            $272,811

Average Household Income*                    $65,800            $51,126
     Projected 5 Year Growth*                19.65%             17.41%

Per Capita Income*                           $23,481            $18,444
     Projected 5 Year Growth*                19.97%             17.98%

---------------------
* Weighted average of all counties each institution operates in based on deposits.
(a) Includes Essex, Union, Hudson, Bergen and Middlesex counties.
(b) Includes Kings, Queens, New York, Bronx, Richmond and Nassau counties.


[INDEPENDENCE COMMUNITY BANK CORP LOGO]     [BROAD NATIONAL BANCORPORATION LOGO]

STRONG PRO FORMA FINANCIAL POSITION

(Dollars in Millions)

                                                 AT DECEMBER 31, 1998
                                     -------------------------------------------
                                      INDEPENDENCE       BROAD      PRO FORMA(a)
                                     --------------   -----------   ------------
BALANCE SHEET ITEMS
     Total Assets                      $5,270 (b)         $685         $5,902
     Total Loans                        3,303              360          3,663
     Total Deposits                     3,412              575          3,987
     Intangibles                           49                0            154
     Equity                               870 (b)           45            870
     Reserves for Loans Losses             44                8             52

CAPITAL RATIOS
     Equity/Assets                      16.51%(b)         6.64%         14.75%
     Tang. Common Equity/Assets         15.72 (b)         6.62          12.47

ASSETS QUALITY(c)
     NPAs/Assets                         0.76%            0.35%          0.72%
     Loan Loss Reserve/NPLs            110.73           396.06         124.89
     Loan Loss Reserve/NPAs            109.85           347.20         123.10


------------------
(a) At 12/31/98, includes impact of restructuring charge and other purchase accounting adjustments.
(b) Adjusted for 2.70 million shares repurchased in January.
(c) Excludes restructured loans.



[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

ATTRACTIVE DEPOSIT BASE(a)
(DOLLARS IN THOUSANDS)

                                                                                        INDEPENDENCE
                                   INDEPENDENCE                  BROAD                    PRO FORMA
                              ----------------------    -----------------------    -----------------------
                                 TOTAL      PERCENT        TOTAL       PERCENT        TOTAL       PERCENT
                              ----------   ---------    ----------    ---------    ----------    ---------
Interest Free.............       $94,877       2.8%      $114,266       19.9%        $209,143        5.2%
Savings/Money Market
& Interest Demand.........     1,503,578      44.0        252,973       44.0        1,756,551       44.1
CDs.......................     1,813,771      53.2        207,825       36.1        2,021,596       50.7
                              ----------     -----       --------      -----       ----------      -----
  Total...................    $3,412,226     100.0%      $575,064      100.0%      $3,987,290      100.0%
                              ==========     =====       ========      =====       ==========      =====
Cost of Deposits..........                    3.93%                     2.77%                       3.76%
Net Interest Spread.......                    2.72%                     3.80%                       2.84%
Net Interest Margin.......                    3.41%                     4.47%                       3.54%

---------------------------
(a) Deposit balances as of December 31, 1998. Cost of deposits, net interest spread and net interest margin for the three months ended December 13, 1998.

[Independence Community Bank Corp Logo]   [Broad National Bancorporation Logo]

LOAN PORTFOLIO COMPOSITION(a)

(Dollars in Thousands)

                                                                       INDEPENDENCE
                             INDEPENDENCE           BROAD               PRO FORMA
                         -------------------  -----------------    --------------------

                         TOTAL       PERCENT  TOTAL     PERCENT    TOTAL        PERCENT
                         -----       -------  -----     -------    -----        -------
1-4 Family Mortgages       $491,299   14.8%     $46,764    13.0%     $538,063     14.6%

Multi-Family Mortgages    2,058,594   62.1            0     0.0     2,058,594     56.0

Commercial Real Estate      220,564    6.7      158,020    43.9       378,584     10.3

Cooperative Apartment       425,374   12.8            0     0.0       425,374     11.6

Consumer                     84,874    2.6       67,444    18.7       152,318      4.1

Commercial & Industrial      33,700    1.0       88,161    24.5       121,861      3.3
                         ----------  -----     --------   -----    ----------    -----
Total*                   $3,314,405  100.0%    $360,389   100.0%   $3,674,794    100.0%
                         ==========  =====     ========   =====    ==========    =====
Yield on Loans                        7.52%                8.63%                  7.63%


---------------------

* Independence total loans before subtracting deferred loan fees of $11.9 million.

(a) Loan balances as of December 31, 1998. Yield on loans for the three months ended December 31, 1998.

[INDEPENDENCE COMMUNITY BANK CORP LOGO]

[BROAD NATIONAL BANCORPORATION LOGO]

Independence is a Proven Acquiror

- Independence has a strong track record of successfully completing and integrating acquisitions:

                                                                     Assets/
Date                                                                Deposits              Purchase
Acquired                           Target                           Acquired               Price
--------                ----------------------------               -----------           ----------
4/25/97                 Apple Bank Deposits                        $ 66                     N/A
3/15/96                 First Nationwide Deposits                   616                     N/A
1/3/96                  Bay Ridge Bancorp                           588                     $130
4/7/92                  Long Island City                            340                       80
3/27/92                 StateSavings-RTC                            221                     N/A

               Acquisitions were successfully integrated and all
                      financial projections were achieved.


[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

EXPECTED SYNERGIES

(Dollars in Thousands, pre-tax)

- 50% of the projected pre-tax synergies will be achieved in Independence's FY2000 and 100% in FY2001

                                        TOTAL
                                       -------
               Staff                    $2,621

               Service Bureau              422

               Advertising/Marketing       264

               Equipment                   280

               Other                     1,836
                                        ------

               Annual Savings           $5,423

               % of Broad Expenses          22%

- No revenue enhancements have been assumed in management's projections

     [ARROW] Significant opportunity exists for Independence to penetrate the multi-family lending market in New Jersey


[INDEPENDENCE COMMUNITY BANK CORP LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

RESTRUCTURING CHARGE

(DOLLARS IN THOUSANDS, AFTER-TAX)


                                             TOTAL
                                            -------
       Change-of-Control/Severance         $ 7,600

       Conversion Costs                      1,271

       Other Restructuring Charge            2,361
                                            ------

               Total                       $11,232
                                           =======





[INDEPENDENCE COMMUNITY BANK CORP. LOGO]   [BROAD NATIONAL BANCORPORATION LOGO]

ACCRETIVE TO INDEPENDENCE GAAP AND CASH EPS IN FY2001*

                                       Independence Fiscal Year
                                       ------------------------
                                       2000(a)            2001
                                       -------          -------
Independence Earnings                  $51,345          $56,835
Broad Earnings                           6,163            9,238
                                       -------          -------
   Combined Earnings                   $57,507          $66,073

Cost Savings (after-tax)               $ 1,207          $ 3,219
Cost of Cash Financing                  (3,735)          (4,980)
Intangible Amortization                 (5,214)          (6,952)
Other                                     (222)            (114)
                                       -------          -------
   Pro Forma Earnings                  $49,543          $57,246
                                       =======          =======
   Pro Forma Projected EPS               $0.76            $0.90
                                       =======          =======

   GAAP Accretion/(Dilution)             (3.51)%           0.72%
   Cash Accretion/(Dilution)              5.39            10.70

*   Assumes full realization of synergies.
(a) Includes three quarters of BNBC impact and assumes 50% realization of synergies.


[INDEPENDENCE COMMUNITY BANK CORP. LOGO]    [BROAD NATIONAL BANCORPORATION LOGO]

SUMMARY

-  Effective use of excess capital

-  Accretive to GAAP and cash EPS

-  Financially compelling returns

-  Common strategies and business philosophies

-  Natural extension of Independence franchise into contiguous New Jersey market

-  Strong position in key metro banking markets

- Opportunity for Independence to penetrate multi-family lending market in New Jersey


[Independence Community Bank Corp Logo]     [Broad National Bancorporation Logo]